Draft 7/24/97

                          NOTICE OF GUARANTEED DELIVERY

                                       for

                            Tender of all Outstanding
                    9-7/8% Senior Subordinated Notes due 2007
                               in Exchange for New
                    9-7/8% Senior Subordinated Notes due 2007

                                       of

                                   FOAMEX L.P.

                                       and

                           FOAMEX CAPITAL CORPORATION

         As set forth in the Prospectus dated _______, 1997 (as the same may be amended from time to time, the "Prospectus") of Foamex L.P. (the "Company") and Foamex Capital Corporation ("FCC" and, together with the Company, the "Issuers") under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent, must be used to tender any of the Issuers' outstanding 9-7/8% Senior Subordinated Notes due 2007 (the "Old Notes") pursuant to the Exchange Offer, if (i) certificates representing the Old Notes to be tendered for exchange are not lost but are not immediately available, (ii) time will not permit a Holder's Letter of Transmittal, certificates representing the Old Notes to be tendered and all other required documents to reach The Bank of New York (the "Exchange Agent") prior to the Expiration Date with respect to the Exchange Offer, or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via manually signed facsimile, to the Exchange Agent as set forth below.

         Terms not otherwise defined herein shall have their respective meanings as set forth in the Prospectus.

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  THE  EXCHANGE  OFFER  WILL  EXPIRE  AT MIDNIGHT,  NEW YORK CITY  TIME,  ON
  _____________, 1997, UNLESS EXTENDED OR TERMINATED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------


                The Exchange Agent for the Exchange Offer is:

                            THE BANK OF NEW YORK

By Hand Or Overnight Delivery:        Facsimile Transmissions:       By Registered Or Certified Mail:
                                    (Eligible Institutions Only)
The Bank of New York                       (212) 815-6339            The Bank of New York
101 Barclay Street, Ground Level                                     101 Barclay Street, 7E
Corporate Trust Services Window        To Confirm by Telephone       New York, New York  10286
New York, New York  10286             or for Information Call:       Attention:  Denise Robinson
Attention:  Denise Robinson                                                      Reorganization Section
            Reorganization Section        (212) 815-2791

         Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

LADIES AND GENTLEMEN:

         The undersigned hereby tender(s) to the Issuers, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender the Old Notes. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable for the perfection of the undersigned's tender.

         Tenders may be withdrawn in accordance with the procedures set forth in the Prospectus. The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Issuers and the Trustee as evidence of the undersigned's tender of Old Notes.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of
Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

================================================================================

                          PLEASE SIGN AND COMPLETE
================================================================================

Signatures of Registered Holder(s) or   Date:
Authorized Signatory:                        -----------------------------------
                                        Address:
                                                --------------------------------

------------------------------------            --------------------------------

------------------------------------            --------------------------------
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Name(s) of Registered Holder(s):        Area Code and Telephone No.:

------------------------------------    ----------------------------------------

------------------------------------    ----------------------------------------
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Principal Amount of Notes Tendered:     If Notes will be delivered by
                                        book-entry transfer,
                                        complete the following:
------------------------------------




Certificate No.(s) of
Notes (if available):

                                        Depository Account No.
------------------------------------                          ------------------

--------------------------------------------------------------------------------
This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their names appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Issuers of such person's authority to so act.


                      Please print name(s) and address(es)


Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
Capacity:
         -----------------------------------------------------------------------
Address(es):
            --------------------------------------------------------------------

--------------------------------------------------------------------------------

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================================================================================

DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT TO THE EXCHANGE AGENT, TOGETHER WITH A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER RELATED DOCUMENTS.

================================================================================

                                    GUARANTEE
                    (Not to be used for signature guarantee)
================================================================================

The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that, within three New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with certificates representing the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Depositary's account at a Book-Entry Transfer Facility, pursuant to the procedure for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer"), and any other required documents will be deposited by the undersigned with the Exchange Agent at its address set forth above.


Name of Firm:
--------------------------------------  ----------------------------------------
Address:                                           Authorized Signature
        ------------------------------

--------------------------------------
Area Code and                           Name:
Telephone No.:                               -----------------------------------
              ------------------------  Title:
                                              ----------------------------------
                                        Date:
                                              ----------------------------------

================================================================================